SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         27-Oct-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB3

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB3
(Exact name of registrant as specified in its charter)

Delaware           333-106175               13-5674085
(State or Other    (Commission              (I.R.S. Employer
Jurisdiction of    File Number)             Identification
Incorporation)                              Number)

4LD FINANCIAL CENTER FLOOR 10
NEW YORK, NY                    10281-1310
(Address of Principal           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-449-1000

Item 5.  Other Events

On        27-Oct-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          27-Oct-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:          NONE

D.      Item 2: Changes in Securities:      NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated           27-Oct-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                  10/27/03

                     Beginning
                    Certificate
 Class     Cusip    Balance(1)   Principal    Interest
AF-1     12489WGJ7  181494294.74  5487276.99   435405.12
AV-1     12489WGK4   53112485.52  1310096.68    68923.46
M-1      12489WGM0   14850000.00        0.00    52849.99
M-2      12489WGN8   14850000.00        0.00    56450.87
B-1      12489WGP3    7425000.00        0.00    34357.14
B-2      12489WGQ1    3712500.00        0.00    19752.57
B-3      12489WGR9    2970000.00        0.00    18795.93
A-IO*    12489WGL2  235258000.00        0.00   588104.55
N*          NA              0.00        0.00        0.00
X           NA          N/A             0.00  504,859.62
R            0          N/A             0.00       45.69
Total               278414280.26  6797373.67  1779544.94
* Notional
                      Ending
                    Certificate
 Class    Losses      Balance
AF-1       0.00     176007017.75
AV-1       0.00      51802388.84
M-1        0.00      14850000.00
M-2        0.00      14850000.00
B-1        0.00       7425000.00
B-2        0.00       3712500.00
B-3        0.00       2970000.00
A-IO*       N/A     217747000.00
N*          N/A             0.00
X           N/A              N/A
R           N/A              N/A
Total      0.00     271616906.59


              AMOUNTS PER $1,000 UNIT
                                               Ending
                                            Certificate
 Class   Principal   Interest      Total      Balance
AF-1    28.27997665 2.24396302  30.52393967 907.09369363
AV-1    23.44398339 1.23337497  24.67735836 926.99597080
M-1      0.00000000 3.55892189   3.55892189 1000.00000000
M-2      0.00000000 3.80140539   3.80140539 1000.00000000
B-1      0.00000000 4.62722424   4.62722424 1000.00000000
B-2      0.00000000 5.32055758   5.32055758 1000.00000000
B-3      0.00000000 6.32859596   6.32859596 1000.00000000
A-IO     0.00000000 1.98222566   1.98222566 733.92340127
N        0.00000000 0.00000000   0.00000000   0.00000000
X        0.00000000 0.00000000   0.00000000   0.00000000
R        0.00000000 0.00000000   0.00000000   0.00000000

                      Current
                   Pass-Through
Class     Losses   Interest Rate
AF-1     0.00000000     2.87900%
AV-1     0.00000000     1.46000%
M-1      0.00000000     4.27100%
M-2      0.00000000     4.56200%
B-1      0.00000000     4.80653%
B-2      0.00000000     4.80653%
B-3      0.00000000     4.80653%
A-IO     0.00000000     3.00000%
N        0.00000000          N/A
X        0.00000000          N/A
R        0.00000000          N/A


Distribution Date:     27-Oct-03

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                  2967267.70
      O/C Release Amount                                       0.00
      O/C Deficiency (after distributions)                   725.90
      O/C Target Amount                                  2966907.68
      O/C Amount (after distributions)                   2966907.68

    Amount of Excess Interest                  456879.75
    Amount of Excess Cashflow                  456879.75



iv) Servicing Fees    Group 1     Group 2      Total
                        90692.96    26483.03   117175.99

v) Advances                                  130032.72

vi) Ending Pool Balance
                      Group 1                 Group 2      Total
                    212334335.45            62249478.82 274583814.27

vii)    Loan Count                      1441         419       1860
Wt'd avg Rem Term                        317         346        324
Wt'd avg Mortage Rate               7.73804%    8.14481%   7.83025%

viii)  Delinquency And Foreclosure Information:

Group 1            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                1357     203123051.80     0             0.00
30 days delinquent:     47        4340600.55     3        137858.60
60 days delinquent:     15        1433195.10     3        200395.56
90+ days delinquent     22        3765908.83     3        460184.52


                    Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquent      7        1761338.51


Group 2            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                 374      55672798.18     0             0.00
30 days delinquent:     27        3504070.74     0             0.00
60 days delinquent:     13        2255931.21     0             0.00
90 days delinquent:      5         863769.78     0             0.00
120+ days delinquen      0              0.00     0             0.00

                                          Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90 days delinquent:      3         679780.42
120+ days delinquen      0              0.00

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number        Unpaid Prin.   Sched Bal             Book Value
   0                     0           0                       0


                        Group 1     Group 2       Total
xi)     Prepayments   5213438.12  1261981.92  6475420.04

xii) Current Period Prepayment Penalties        64361.22
Aggregate Prepayment Penalties                 146175.03
Prepayment Penalties allocable to Classes N    146175.03


xiii) Aggregate Realized Losses incurred during Due Period Cumulative Realized Losses
                        Group 1     Group 2       Total
                        1,085.92        0.00    1,085.92
                        1,085.92        0.00    1,085.92

xiv)    Realized Loss Allocations
                                Class           Loss
                                AF-1                0.00
                                AV-1                0.00
                                M-1                 0.00
                                M-2                 0.00
                                B-1                 0.00
                                B-2                 0.00
                                B-3                 0.00
                                A-IO*                N/A
                                N*                   N/A



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                  Group 1     Group 2      Total
                                        0.00        0.00       0.00

xix)    Trustee Fees                 1905.94      556.15    2462.09

xx)     Interest Carryover Amounts
        Current DisAmounts Remaining
AF-1            N/A          N/A
AV-1           0.00         0.00
M-1            0.00         0.00
M-2            0.00         0.00
B-1        4,618.79         0.00
B-2        4,883.40         0.00
B-3        6,107.57         0.00

xxi) O/C Deficiency (after distribution)                       0.00

xxii) Has Trigger Event has occurred?       NO
Cummulative Realized Losses Percentage      0.02064%

xxiii)  Available Funds         Group 1     Group 2        Total
Sched Net Interest              1313881.45   404576.86   1718458.31
Scheduled Principal             273252.88     47974.85    321227.73
Unscheduled Principal           5213438.12   1261981.92  6475420.04
Available Funds                 6800572.45   1714533.63  8515106.08

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number        Unpd Prin Bal    Sched P    Liq Proc       Loss
   0                     0           0           0           0

xxvi)   Mortgage Loans Purchased by Servicer                   0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer                0.00

                   ASSET BACKED FUNDING CORPORATION


                                By: /s/ Sheryl Christopherson
                                Name:  Sheryl Christopherson
                                Title: Vice President US Bank


Dated:     10/27/03